Long-term debt	12 Months Ended
Dec. 31, 2025
Financial Instruments [Abstract]
Long-term debt	Long-term debt:

As at	Dec 31 2025	Dec 31 2024
Unsecured notes
(i) $700 million at 5.125% due October 15, 2027	697,434	696,104
(ii) $700 million at 5.25% due December 15, 2029	696,996	696,395
(ii) $600 million at 6.25% due March 15, 2032	586,925	585,562
(iv) $300 million at 5.65% due December 1, 2044	295,938	295,820
	2,277,293	2,273,881
Term Loan A at SOFR plus applicable margin	347,933	—
Other limited recourse debt facilities
(i) 5.58% due through June 30, 2031	43,392	49,450
(ii) 5.35% due through September 30, 2033	53,644	59,138
(iii) 5.21% due through September 15, 2036	30,638	32,466
	127,674	141,054
Total long-term debt[1]	2,752,900	2,414,935
Less current maturities[1]	(41,362)	(13,727)
	$2,711,538	$2,401,208
[1]  Long-term debt and current maturities are presented net of discounts and deferred financing fees of $26.7 million as at December 31, 2025 (2024 - $28.3 million).

For the year ended December 31, 2025, non-cash accretion, on an effective interest basis, of deferred financing costs included in finance costs was $6.0 million (2024 - $3.1 million).
The gross minimum principal payments for long-term debt in aggregate and for each of the five succeeding years are as follows:

	Other limited recourse debt facilities	Unsecured notes	Term Loan A at SOFR plus applicable margin	Total
2026	$13,796	$—	$27,500	$41,296
2027	15,173	700,000	27,500	742,673
2028	16,026	—	161,250	177,276
2029	16,210	700,000	133,750	849,960
2030	17,676	—	—	17,676
Thereafter	50,687	900,000	—	950,687
	$129,568	$2,300,000	$350,000	$2,779,568

As at December 31, 2025, we have access to a $600 million committed revolving credit facility, which is with a syndicate of highly rated financial institutions.
On June 27, 2025, the Company drew $550 million of its committed non-revolving credit facility (Term Loan A) to partially fund the cash consideration for the acquisition of OCI Global's international methanol business ("OCI Acquisition"). The facility consists of two tranches: $275 million with a term of three years from the closing date, and $275 million with a term of four years from closing date. During the year, the Company made repayments of $200 million on Term Loan A.
The facilities, comprising the existing revolving credit facility and Term Loan A, were entered into with the following significant covenants and default provisions:
i)    the obligation to maintain a minimum interest coverage ratio of EBITDA to net interest expense greater than or equal to 2:1 calculated on a four-quarter trailing basis and a funded debt to total capitalization ratio of less than or equal to 60%, both calculated in accordance with definitions in the credit agreement that include adjustments to limited recourse subsidiaries,
ii)    a default if payment is accelerated by a creditor on any indebtedness of $50 million or more of the Company and its subsidiaries, except for limited recourse subsidiaries, and
iii)    a default if a default occurs that permits a creditor to demand repayment on any other indebtedness of $50 million or more of the Company and its subsidiaries, except for limited recourse subsidiaries.
The facilities are partially secured by certain assets of the Company, and also includes other customary covenants including restrictions on the incurrence of additional indebtedness.
The covenants governing the Company’s and Methanex US Operations Inc.'s unsecured notes, which are specified in an indenture, apply to the Company, Methanex US Operations Inc. and its subsidiaries, excluding the Egypt entity, the Atlas joint venture entity and the Natgasoline joint venture entity, and include restrictions on liens, sale and lease-back transactions, a merger or consolidation with another corporation or sale of all or substantially all of the Company’s assets. The indentures also contain customary default provisions.
Failure to comply with any of the covenants or default provisions of the long-term debt arrangements described above could result in a default under the applicable credit agreement that would allow the lenders to not fund future loan requests, accelerate the due date of the principal and accrued interest on any outstanding loans or restrict the payment of cash or other distributions.
As at December 31, 2025, management believes the Company was in compliance with all covenants related to long-term debt obligations.
Other limited recourse debt facilities relate to financing for a certain number of our ocean going vessels which we own through less than wholly-owned entities under the Company's control. The limited recourse debt facilities are described as limited recourse as they are secured only by the assets of the entity that carries the debt. Accordingly, the lenders to the limited recourse debt facilities have no recourse to the Company or its other subsidiaries.